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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) January 10, 2002

                             PULASKI BANCORP, INC.
                             ---------------------
            (Exact name of registrant as specified in its charter)

      Delaware                          0-26681                  22-3652847
      --------                         ---------                 ----------
(State or other Jurisdiction of       (Commission              (IRS Employer
incorporation or organization)        File Number)           Identification No.)


              130 Mountain Avenue, Springfield, New Jersey 07081
              --------------------------------------------------
                   (Address of principal executive offices)

                                (973) 564-9000
                                --------------
             (Registrant's telephone number, including area code)

                                Not Applicable
        (Former name or former address, if changed since last report.)





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Item 5.  Other Events.

      On January 10, 2002, Kearny Financial Corp. ("Kearny") and Pulaski Bancorp, Inc. entered into an Agreement and Plan of Merger (the "Merger Agreement"). Kearny, MHC is a Federally chartered mutual holding company, which serves as the majority owner of Kearny, a Federally chartered mid-tier stock holding company, which wholly owns Kearny Federal Savings Bank, a Federally chartered savings bank. Pulaski Bancorp, M.H.C. is a Federally chartered mutual holding company, which serves as the majority owner of Pulaski Bancorp, Inc., a federally chartered mid-tier stock holding company, which wholly owns Pulaski Savings Bank, a federally chartered stock savings bank.

      Pursuant to the Merger Agreement, the mutual holding company structure of Pulaski Bancorp, M.H.C. will be eliminated and Pulaski Savings Bank will merge with and into Kearny Federal Savings Bank (the "Proposed Transaction"). The Proposed Transaction is conditioned upon, among other things, approval by the stockholders of Pulaski Bancorp, Inc., the approval of the members of Pulaski Bancorp M.H.C. (if required), the approval of the corporators of Kearny and the receipt of certain regulatory approvals. In connection with the Proposed Transaction, each outstanding share of common stock of Pulaski Bancorp, Inc. will be converted into the right to receive $32.90 in cash, upon the terms and conditions set forth in the Merger Agreement. Kearny will also establish an Advisory Board consisting of Pulaski Savings Bank's current directors.

      Information contained in the exhibits to this current report on Form 8-K may contain statements which are forward-looking in nature, such as references to strategic plans and expectations. These forward-looking statements are inherently uncertain, and actual results may differ form Pulaski Bancorp, Inc.'s expectations. Risk factors that could impact current and future performance could include but are not limited to: failure to realize or realize fully within the expected time frame anticipated benefits from the Proposed Transaction; difficult or costly integration of the businesses; adverse changes in the economy of Pulaski Bancorp, Inc.'s primary market; and changing requirements of federal and state regulatory agencies that could materially impact future operations of Pulaski Bancorp, Inc.

      A press  release  announcing  the Merger  Agreement is attached as Exhibit
99.1.


Item 7.  Financial Statements and Other Exhibits.

        Exhibit 2.1 Agreement and Plan of Merger by and between Kearny Federal Savings Bank and Kearny Financial Corp. and Kearny MHC and Pulaski Savings Bank and Pulaski Bancorp, Inc. and Pulaski Bancorp, M.H.C. dated January 10, 2002.

        Exhibit 99.1    Press Release dated January 10, 2002.


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                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PULASKI  BANCORP, INC.


Dated: January 11, 2002               By: /s/ John T. Robertson
                                          ------------------------------------
                                          John T. Robertson
                                          President and Chief Executive Officer




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